tapestry

COACH | kate spade | STUART WEITZMAN

This presentation contains certain "forward-looking statements" based on management's current expectations. Forward-looking statements include, but are not limited to, the information provided on the slide entitled "Fiscal 2019 Outlook", as well as statements which can be identified by the use of forward-looking terminology such as "may," "will," "can," "should," "expect," "intend," "estimate," "continue," "project," "guidance," "forecast," "outlook," "anticipate," "moving," "leveraging," "capitalizing," "developing," "drive," "targeting," "assume," "plan," "build," "pursue," "maintain," "on track," "well positioned to," "look forward to," "to acquire," "achieve," "strategic vision," "growth opportunities" or comparable terms, and similar or other references to future periods. Statements herein regarding our business and transformation strategies; our plans, objectives, goals, beliefs, future events, business conditions, results of operations and financial position; and our business outlook and business trends are forward-looking statements.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements due to a number of important factors. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following:

- risks and uncertainties such as expected economic trends;
- the ability to anticipate consumer preferences;
- the ability to control costs;
- the ability to successfully execute our transformation and operational efficiency initiatives and growth strategies;
- the ability to achieve intended benefits, cost savings and synergies from acquisitions;
- the risk of cybersecurity threats and privacy or data security breaches; and
- the impact of tax legislation.

Please refer to the Company's latest Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission for a complete list of risks and important factors.

We assume no obligation to revise or update any such forward-looking statements for any reason, except as required by law.

DEFINED BY INCLUSIVITY RATHER THAN EXCLUSIVITY, we are a global house of brands that embraces the exploration of individuality. We believe that true luxury is a freedom of expression that ignites confidence and authenticity.

Approachable and inviting, we celebrate brands that create joy every day for people around the world. Our passion, detailed approach and genuine love of what we do enables us to develop and nurture brands so that they can reach their full potential.

The value of our brands is not bestowed by previous generations or borrowed from tradition. It is determined by quality, craftsmanship, creativity and the opportunity for self-expression they provide. We believe anyone from anywhere can have the best idea, and with hard work and dedication anything is possible.

"We're a different kind of company. We have a collection of brands that have very specific and unique identities. All of our brands are based on great design, quality and craftsmanship. At the end of the day, all of our teams are focused on providing tremendous value for customers."

VICTOR LUIS, CEO

OPTIMISTIC

INNOVATIVE

INCLUSIVE

LEADERSHIP TEAM

Victor Luis
Chief Executive Officer



Todd Kahn
President, Chief Administrative Officer and Chief Legal Officer



Ian Bickley
President, Global Business Development and Strategic Alliances



Kevin Wills
Chief Financial Officer



Anna Bakst
CEO and Brand President, Kate Spade



Joshua Schulman
CEO and Brand President, Coach



Eraldo Poletto
CEO and Brand President, Stuart Weitzman



Sarah Dunn
Global Human Resources Officer



Peter Charles
Global Head of Supply Chain



Michael Braine
Chief Information Officer



Zeynep Schoenwaelder
Global Head of Strategy and Data Labs



Andrea Shaw Resnick
Global Head of Investor Relations and Corporate Communications



Adrianne Kirszner
Global Head of Inventory Management and Merchandise Planning



fiscal
2019

FISCAL 2019 STRATEGIC PRIORITIES
FOCUS ON *execution*

HARNESS *the* POWER *of* MULTIBRAND

- Capture **full benefit** of multi-brand structure and synergies
- Provide **opportunities for talent** movement across brands, regions and functions

FUEL BRAND INNOVATION

- **Accelerate product newness** across all brands

DRIVE GLOBAL GROWTH

- Maximize the opportunity with the Chinese consumer **globally and across brands**

INVEST *in* DIGITAL *&* DATA

- Develop industry-leading capabilities **in Digital and Data Labs**

FY19 FIRST QUARTER MILESTONES

AT THE ONE YEAR ANNIVERSARY OF ESTABLISHING TAPESTRY AS OUR NEW CORPORATE IDENTITY, RESULTS CONTINUE TO REFLECT THE BENEFITS OF OUR *diversified multi-brand model*

Achieved **strong increases** in sales, operating income and earnings per diluted share in the first quarter.

Drove operating margin expansion for **Coach**, fueled by positive comps and significant gross margin improvement.

Presented Creative Director Nicola Glass's inaugural collection for **Kate Spade** at New York Fashion Week to positive editorial and trade reception, reinforcing our confidence in the anticipated return to positive comps in 2H FY19.

Experienced improvement in trends at **Stuart Weitzman**, reflecting investment in talent and processes as well as additional manufacturing capacity; continue to project profitable sales growth in holiday quarter.

Successfully completed key distributor buybacks for Kate Spade and Stuart Weitzman in September and October, in keeping with our **global business development initiatives**. Announced agreement to acquire Stuart Weitzman's business in Australia from our distribution partner.

Remain **on track to deliver anticipated run-rate synergies** of $100 to $115 million in fiscal 2019.

Refined fiscal **2019 EPS outlook to upper end of previous guidance** range.

FY19 FIRST QUARTER: FINANCIAL OVERVIEW
DELIVERED STRONG TOP AND BOTTOM LINE GROWTH

	FY18	FY19	GROWTH
revenue	$1.3B	$1.4B	+7%
operating income	$169M	$181M	+7%
earnings per diluted share	$0.42	$0.48	+16%

Note: Non-GAAP Financials. Non-GAAP reconciliation in Appendix.

fiscal

2018

FISCAL 2018 MILESTONES

Successfully **completed the acquisition of Kate Spade and evolved into a true house of brands**, establishing Tapestry as our new corporate identity.

Strengthened our executive and creative leadership across our brands with a clear focus on executing our strategic vision.

Brought fresh perspectives to our Board, with the **appointment of new Directors**, all with extensive and relevant business experience.

Announced several important **business development initiatives**, which allow each of our brands to assume greater direct control over their international distribution, and, in keeping with our strategic priority, maximize the opportunity with Chinese consumers globally across our portfolio.

FY18 FINANCIAL OVERVIEW: REVENUE

STRONG RESULTS DRIVEN BY KATE SPADE ACQUISITION AND ORGANIC GROWTH


FY17
SW
8%
$4.5B
Coach
92%
+31%
GROWTH
FY18
Kate
Spade
22%
SW
6%
$5.9B
Coach
72%

tapestry

FY18 FINANCIAL OVERVIEW: OPERATING INCOME
STRONG RESULTS DRIVEN BY KATE SPADE ACQUISITION AND ORGANIC GROWTH

FY17	FY18	*GROWTH*
$813M	**$992M**	***+22%***

Note: Non-GAAP Financials. Non-GAAP reconciliation in Appendix.

FY18 FINANCIAL OVERVIEW: EARNINGS PER DILUTED SHARE

STRONG RESULTS DRIVEN BY KATE SPADE ACQUISITION AND ORGANIC GROWTH

FY17	FY18	*GROWTH*
$2.15	**$2.63**	***+22%***

tapestry *Note: Non-GAAP Financials. Non-GAAP reconciliation in Appendix.*

OPPORTUNITY ACROSS BRANDS IN THE ATTRACTIVE AND GROWING GLOBAL PREMIUM HANDBAG AND ACCESSORIES, FOOTWEAR AND OUTERWEAR MARKET


FY17
Outerwear $11B
Footwear $28B
$83B
Handbag & Accessories $43B
+7%
GROWTH
FY18
Outerwear $12B
Footwear $31B
$91B
Handbag & Accessories $48B

Source: Tapestry Global Market Sizing Model, Euromonitor, Public Filings, Analyst Reports, NPD and Yano.
Note: Growth noted is constant currency.



~70 COUNTRIES
6 CONTINENTS

As of FY18.



1,400+ DIRECTLY OPERATED LOCATIONS

As of FY18.

OVERVIEW *by* BRAND

COACH

NEW YORK


MOTEL

COACH
NEW YORK

"For over 75 years, Coach has been part of the American landscape. As we write our next chapter, we're building on our heritage of craftsmanship and confident New York style to deliver a complete lifestyle brand for modern lives."

JOSHUA SCHULMAN, CEO & BRAND PRESIDENT, COACH

Coach inspires the dreamer in all of us, connecting our modern lives with the spirit of the open road.



$4.22B

ANNUAL REVENUE

987

DIRECTLY OPERATED STORES

13,500

EMPLOYEES

As of FY18.

COACH FISCAL 2018 MILESTONES

Successfully reinvigorated the $300-$400 handbag price segment.

Stuart Vevers created new expression of Signature and the customer immediately embraced his iteration of this brand icon.

Grew categories outside of Women's bags and small leathergoods– notably footwear, ready-to-wear and Men's.

Drove fashion authority through well-received runway shows and broadened the brand reach through the collaboration with Selena Gomez.

Improved brand momentum with the Broad Premium consumer, and specifically millennials, as evidenced in our U.S. brand tracking survey.



COACH PRODUCT & GEOGRAPHIC BREAKDOWN

DIVERSIFIED ACROSS PRODUCT CATEGORIES AND GEOGRAPHIES



Other Lifestyle Categories 8%
Men's 20%
Women's Handbags 54%
Women's Accessories 18%



International 43%
North America 57%

As of FY18.

COACH FISCAL 2019 STRATEGIC PRIORITIES

CASCADE LEATHERGOODS INNOVATION	DRIVE GROWTH BEYOND BAGS	BALANCE FASHION AUTHORITY & UNIVERSAL APPEAL IN MARKETING	MODERNIZE, CUSTOMIZE & PERSONALIZE	FUEL DIGITAL INNOVATION & ECOMMERCE GROWTH

kate spade

NEW YORK



"Kate Spade has tremendous opportunity across product categories, channels and geographies. We are leveraging the brand's global potential, bringing its unique and empowering feminine positioning to women around the world."

ANNA BAKST, CEO & BRAND PRESIDENT, KATE SPADE

OUR VISION

A globally admired aspirational life & style brand, delivering brand-enhancing profitable growth, where people — our customers and teams — are at the center of everything we do.



$1.28B

ANNUAL REVENUE

342

DIRECTLY OPERATED STORES

5,500

EMPLOYEES

As of FY18.

KATE SPADE FISCAL 2018 MILESTONES

Built the foundation to support global growth with significant progress integrating the brand onto the Tapestry platform.

Executed strategies to ensure long-term brand relevance, including the deliberate pullback in promotional flash and disposition sales.

Strengthened the leadership team, notably with the hires of Anna Bakst, CEO & Brand President, and Nicola Glass, Creative Director.

Established operational control of the brand's joint ventures for Greater China – a key area of opportunity for growth.



KATE SPADE PRODUCT & GEOGRAPHIC BREAKDOWN

OPPORTUNITY TO EXPAND INTERNATIONALLY AND DEVELOP CLEAR GLOBAL POSITIONING



OTHER LIFESTYLE CATEGORIES 24%
WOMEN'S HANDBAGS 55%
WOMEN'S ACCESSORIES 21%



INTERNATIONAL 17%
NORTH AMERICA 83%

As of FY18.

KATE SPADE FISCAL 2019 STRATEGIC PRIORITIES

EXPAND GLOBALLY: THINK GLOBAL, ACT LOCAL	INTRODUCE EXCEPTIONAL AND INSPIRING PRODUCTS	LAUNCH LIFESTYLE-FOCUSED BRANDING	CREATE IMMERSIVE CHANNEL EXPERIENCES	LEVERAGE TAPESTRY PLATFORM

STUART WEITZMAN



"Stuart Weitzman footwear has long represented quality, style and the beautiful combination of form and fit. We are building on this foundation as we evolve into a global, multi-channel and multi-category fashion brand."

ERALDO POLETTO, CEO & BRAND PRESIDENT, STUART WEITZMAN

OUR VISION

STUART WEITZMAN IS ON A JOURNEY TO EVOLVE INTO A GLOBAL MULTI-CATEGORY ACCESSORIES BRAND. LOOKING FORWARD, THE BRAND WILL PRODUCE INNOVATIVE ACCESSORIES BASED ON A FOUNDATION OF WARDROBE ESSENTIALS THAT FOSTER AN EMOTIONAL CONNECTION WITH WOMEN OF ALL AGES. THE GOAL IS TO ESTABLISH STUART WEITZMAN AS THE ACCESSORIES DESTINATION FOR EVERY WOMAN FOR EVERY OCCASION.



$374M

ANNUAL REVENUE

103

DIRECTLY OPERATED STORES

940

EMPLOYEES

As of FY18.

STUART WEITZMAN FISCAL 2018 MILESTONES

ACQUIRED STUART WEITZMAN NORTHERN CHINA BUSINESS FROM DISTRIBUTOR PARTNER.

APPOINTED ERALDO POLETTO, CEO & BRAND PRESIDENT, EDMUNDO CASTILLO, HEAD OF PRODUCT DESIGN, AND FRANCESCA BERTONCINI, HEAD MERCHANT, TO EXECUTE THE LONG-TERM VISION.

GAINED TRACTION IN EVOLVING FROM A FOUNDER-LED BUSINESS TO A GLOBAL MULTI-CATEGORY BRAND THAT IS NIMBLE AND ENTREPRENEURIAL.

STRENGTHENED THE BRAND'S SUPPLY CHAIN TO SUPPORT A HIGHER LEVEL OF INNOVATION, ADDRESSING THE NEAR-TERM CHALLENGES WHILE BUILDING THE FOUNDATION TO DRIVE SUSTAINABLE GROWTH.



STUART WEITZMAN FISCAL 2019 STRATEGIC PILLARS

RESET SUPPLY CHAIN ORGANIZATION & PROCESS	MAINTAIN BOOT & SANDAL AUTHORITY WHILE EXPANDING OUR FOOTWEAR EXPRESSION	EXPAND GLOBALLY, WITH FOCUS ON CHINA	GROW BEYOND FOOTWEAR: ESTABLISH HANDBAG BUSINESS	DRIVE CONSUMER DESIRE & ELEVATE RELATIONSHIP WITH THE CUSTOMER

STUART WEITZMAN PRODUCT & GEOGRAPHIC BREAKDOWN

OPPORTUNITY TO EXPAND THE BRAND INTERNATIONALLY AND ACROSS CATEGORIES


HANDBAGS & OTHER
2%
FOOTWEAR
98%


INTERNATIONAL
36%
NORTH AMERICA
64%

As of FY18. Product breakdown penetration figures for Direct businesses (excluding China).

financial OUTLOOK

FISCAL 2019 OUTLOOK
FOCUS ON *execution*

revenue	mid-single-digit growth
operating income	leverage to bottom line
earnings per diluted share	$2.75 to $2.80

Note: Non-GAAP Financials.

CAPITAL ALLOCATION PRIORITIES

MAINTAINING A STRONG AND FLEXIBLE BALANCE SHEET

1. Invest in our brands and business
2. Acquire new brands on a strategic and opportunistic basis
3. Return capital to shareholders, with a focus on dividends

corporate RESPONSIBILITY

CORPORATE SOCIAL RESPONSIBILITY
OUR PROGRAM IS FOCUSED ON THREE *strategic pillars*

1 ENVIRONMENT *and* SUPPLY CHAIN

- Corporate Governance
- Global Business Integrity Program
- Supply Chain & Human Rights
- Environmental Sustainability

2 COMMUNITY ENGAGEMENT

- The Coach and Kate Spade Foundations
- Coach's *Dream It Real* initiative
- Kate Spade's *on purpose* program

3 EMPLOYEE EMPOWERMENT

- Employee Development
- Inclusion & Diversity

CORPORATE SOCIAL RESPONSIBILITY

1 *environment & supply chain*

we strive to operate in an ethical and responsible manner throughout our operational footprint and supply chain.

Achieved a 13.4% absolute CO_2e reduction across Coach brand corporate and store locations in fiscal 2017.

Provided in-person compliance and anti-corruption training to over 120 suppliers and manufacturers in fiscal 2017 and early fiscal 2018.

Signed the UN Global Compact in October 2018, reinforcing our commitment to sustainability.

Implemented a Coach fur-free policy, beginning with the Fall 2019 collection.

we believe in giving back to the communities where we operate and responding globally in times of need.

CORPORATE SOCIAL RESPONSIBILITY

2 community engagement

Donated over $48 million through The Coach Foundation since its inception in 2008, including $1.4 million in 2018 towards the placement of "Dream Directors" in high schools nationwide, as part of the brand's *Dream It Real* initiative.

Employed and empowered 162 women in Masoro, Rwanda through the Kate Spade *on purpose* program in 2017.

Engaged 1,850 employees in fiscal 2018 to volunteer in projects supporting their local communities.

Distributed numerous grants worldwide to nonprofit organizations through the Coach and Kate Spade Foundations.

Provided humanitarian response to victims of hurricanes and other natural disasters in fiscal 2017.

CORPORATE SOCIAL RESPONSIBILITY

3 *employee empowerment*

we are committed to helping our employees grow and to providing an engaging work environment and competitive compensation.

Expanded our maternity leave in 2018 in the United States.

Donated approximately $500,000 in fiscal 2018 to organizations that our employees are passionate about through our matching gift programs.

Achieved a score of 100 for the fourth consecutive year on the Human Rights Campaign's Best Places to Work for LGBTQ Equality.

Recognized on the Forbes Diversity & Inclusion List in 2018.

Signed the CEO Action Pledge for Diversity & Inclusion in 2017.

Maintained a Board of Directors with ethnic, gender and national diversity.

Recognized by 2020 Women on Boards and Women's Forum of New York for Board diversity in fiscal 2017.

"We want Tapestry to be a company where employees love to work, great brands aspire to be part of and investors believe in."

VICTOR LUIS, CEO

APPENDIX

The Company reports information in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). The Company's management does not, nor does it suggest that investors should, consider non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Further, the non-GAAP measures utilized by the Company may be unique to the Company, as they may be different from non-GAAP measures used by other companies. The financial information presented below has been presented both including and excluding the effect of certain items related to our Operational Efficiency Plan, Integration & Acquisition-Related Costs, ERP implementation efforts and the impact of tax legislation for Tapestry, Inc.

Guidance for certain financial information for the fiscal year ending June 29, 2019 has also been presented on a non-GAAP basis. A reconciliation of our non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort because certain material items that impact these measures, such as the timing and exact amount of charges related to Integration and Acquisition, the costs associated with the Company's ERP implementation as well as the impact of the tax legislation changes recently enacted in the U.S., have not yet occurred or are out of the Company's control.

Management utilizes these non-GAAP measures to conduct and evaluate its business during its regular review of operating results for the periods affected and to make decisions about Company resources and performance. The Company believes presenting these non-GAAP measures, which exclude items that are not comparable from period to period, is useful to investors and others in evaluating the Company's ongoing operating and financial results in a manner that is consistent with management's evaluation of business performance and understanding how such results compare with the Company's historical performance.

GAAP TO NON-GAAP RECONCILIATION

FOR THE QUARTERS ENDED SEPTEMBER 29, 2018 AND SEPTEMBER 30, 2017

	(in millions, except per share data)	GAAP BASIS (AS REPORTED)	ERP IMPLEMENTATION[1]	INTEGRATION & ACQUISITION[2]	NON-GAAP BASIS (EXCLUDING ITEMS)
SEPTEMBER 29, 2018	Gross profit	$ 935.1	$–	$ (0.6)	$935.7
	Selling, general and administrative expenses	777.4	4.0	18.9	754.5
	Operating income	157.7	(4.0)	(19.5)	181.2
	Income before provision for income taxes	144.6	(4.0)	(19.5)	168.1
	Provision for income taxes	22.3	(1.0)	(3.2)	26.5
	Net income	122.3	(3.0)	(16.3)	141.6
	Diluted net income per share	0.42	(0.01)	(0.05)	0.48

		GAAP BASIS (AS REPORTED)	OPERATIONAL EFFICIENCY PLAN[3]	INTEGRATION & ACQUISITION[2]	NON-GAAP BASIS (EXCLUDING ITEMS)
SEPTEMBER 30, 2017	Gross profit	$762.9	$–	$(88.4)	$851.3
	Selling, general and administrative expenses	784.7	3.1	99.1	682.5
	Operating (loss) income	(21.8)	(3.1)	(187.5)	168.8
	(Loss) income before provision for income taxes	(42.3)	(3.1)	(187.5)	148.3
	Provision for income taxes	(24.6)	(1.0)	(52.2)	28.6
	Net (loss) income	(17.7)	(2.1)	(135.3)	119.7
	Diluted net (loss) income per share	(0.06)	(0.01)	(0.47)	0.42

(1) Amounts as of September 29, 2018 represent technology implementation costs.
(2) Amounts as of September 29, 2018 represent integration and acquisition costs related to contract termination charges, professional fees and limited life purchase accounting adjustments.
Amounts as of September 30, 2017 represent charges primarily attributable to acquisition and integration costs related to the purchase of Kate Spade & Company. These charges include:
- Limited life purchase accounting adjustments
- Acquisition costs
- Inventory reserves established for the destruction of inventory
- Severance and other costs related to contractual payments with certain Kate Spade executives
- Organizational costs as a result of integration

(3) Amounts as of September 30, 2017 represent technology infrastructure and organizational efficiency costs.

GAAP TO NON-GAAP RECONCILIATION

FOR THE YEARS ENDED JUNE 30, 2018 AND JULY 1, 2017

	(in millions, except per share data)	GAAP BASIS (AS REPORTED)	OPERATIONAL EFFICIENCY PLAN(1)	INTEGRATION & ACQUISITION(2)	IMPACT OF TAX LEGISLATION(3)	NON-GAAP BASIS (EXCLUDING ITEMS)
JUNE 30, 2018	Gross profit	$ 3,848.5	$–	$ (116.4)	$–	$3,964.9
	Selling, general and administrative expenses	3,177.7	19.5	185.2	–	2,973.0
	Operating income	670.8	(19.5)	(301.6)	–	991.9
	Income before provision for income taxes	596.8	(19.5)	(301.6)	–	917.9
	Provision for income taxes	199.3	(6.2)	(130.7)	178.2	158.0
	Net income	397.5	(13.3)	(170.9)	(178.2)	759.9
	Diluted net income per share	1.38	(0.05)	(0.58)	(0.62)	2.63
JULY 1, 2017	Gross profit	$3,081.1	$–	$(2.9)	$–	$3,084.0
	Selling, general and administrative expenses	2,293.7	24.0	(1.7)	–	2,271.4
	Operating income	787.4	(24.0)	(1.2)	–	812.6
	Income before provision for income taxes	759.0	(24.0)	(10.7)	–	793.7
	Provision for income taxes	168.0	(8.3)	(8.1)	–	184.4
	Net income	591.0	(15.7)	(2.6)	–	609.3
	Diluted net income per share	2.09	(0.05)	(0.01)	–	2.15

(1) Amounts as of June 30, 2018 primarily represent technology infrastructure costs. Amounts as of July 1, 2017 represent charges primarily related to organizational efficiency costs, technology infrastructure costs and to a lesser extent, network optimization costs.

(2) Amounts as of June 30, 2018 represent charges attributable to acquisition and integration costs related to the purchase of Kate Spade & Company, and to a lesser extent the acquisition of certain distributors for the Coach and Stuart Weitzman brands and assumed operational control of Kate Spade joint ventures. Provision for income taxes has been favorably impacted as a result of the reversal of certain valuation allowances that were established during purchase accounting. These charges include:
- Limited life purchase accounting adjustments
- Professional fees
- Severance and other costs related to contractual payments with certain Kate Spade executives
- Organizational costs as a result of integration
- Inventory reserves established for the destruction of inventory

Amounts as of July 1, 2017 represent acquisition costs and limited life purchase accounting impacts related to the acquisition of Stuart Weitzman Holdings LLC, more than offset by the reversal of an accrual related to estimated contingent purchase price payments which were not paid, and integration-related costs for the Kate Spade & Company acquisition.

(3) Amounts as of June 30, 2018 represent charges due to the net impact of the transition tax and re-measurement of deferred tax balances.

tapestry